UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 21, 2007

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                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)

            California                                         46-0476193
         (State or other         (Commission File Number)   (I.R.S. Employer
  jurisdiction of incorporation)                          Identification Number)

                        27710 Jefferson Avenue
                              Suite A100
                         Temecula, California                   92590
               (Address of principal executive offices)       (Zip code)

       Registrant's telephone number, including area code: (951) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 - Entry into Material Definitive Agreement.

         On February 21, 2007, the Board of Directors of Temecula Valley Bank ("Bank"), the principal subsidiary of Temecula Valley Bancorp Inc., upon the recommendation of its Executive Officer Compensation Committee, approved changes in executive officer compensation. These changes are described in the attached exhibit.

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

         On February 21, 2007, the Board of Directors of the Bank, upon the recommendation of its Executive Officer Compensation Committee, approved changes in executive officer compensation for its Chief Financial Officer and Other Named Officer. These changes are described in the attached exhibit.

Item 9.01 - Financial Statements and Exhibits.

        (a) Financial Statements of Businesses Acquired. Not applicable.

        (b) Pro Forma Financial Information. Not applicable.

        (c) Shell Company Transactions. Not applicable.

        (d) Exhibits.

         Exhibit No.          Description
         -----------          -----------

         10.1                 Executive Officer Compensation
         10.2                 Chief Financial Officer and Other Named
                              Officer Compensation


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TEMECULA VALLEY BANCORP INC.


Date: March 5, 2007                    By:   /s/ STEPHEN H. WACKNITZ
                                           -------------------------
                                           Stephen H. Wacknitz
                                           Chief Executive Officer and President